                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  JANUARY 1998
                           PAYMENT FEBRUARY 17, 1998
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                            CUSIP#393534AB8
                                            Trust Account #33-31958-0
                                            Distribution Date: February 17, 1998


SECURITIZED NET INTEREST MARGIN                                 PER $1,000
CERTIFICATES                                                     ORIGINAL
-------------------------------                                 ----------

1.   Amount Available                          868,254.29

Interest

2.   Aggregate Interest                        212,828.88       2.30334286

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest          212,828.88

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                              655,425.41       7.09334859

7.   Remaining outstanding principal
     balance                                31,878,925.17      345.0100127
     Pool Factor                                .34501001

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date           547,162,791.64**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                         1,483,455.12

10.  Weighted average CPR                           11.31%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  JANUARY 1998
                           PAYMENT FEBRUARY 17, 1998
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2



                                            CUSIP#393534AB8
                                            Trust Account #33-31958-0
                                            Distribution Date: February 17, 1998



11. Weighted average CDR                               2.55%

12. Annualized net loss percentage                     1.41%

13. Delinquency            30-59 day                    .88%
                           60-89 day                   0.32%
                           90+ day                     0.58%
                           Total 30+                   1.78%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization as of 1/15/98.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
JANUARY 1998
PAYMENT February 17, 1998



                                               Fee Assets
                               ---------------------------------------
                                 Guarantee       Inside     Fee Asset
                                   Fees           Refi        Total
                               ------------    ----------  -----------
GTFC 1994-1                      202,944.15     28,653.85   231,598.00
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4                    ____________    __________  ____________
                                 202,944.15     28,653.85    231,598.00


Total amount of Guarantee Fees and Inside                    231,598.00
Refinance Payments

Subordinated Servicing Fees                                  372,556.31

Payment on Finance 1 Note                                    604,154.31

Allocable to Interest (current)                               52,233.04

Allocable to accrued but unpaid Interest                            .00

Accrued and unpaid Trustee Fees                                     .00

Allocable to Principal                                       551,921.27

Finance 1 Note Principal Balance                           7,432,747.48

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                  JANUARY 1998
                           PAYMENT FEBRUARY 17, 1998




                                                Inside
                                 Residual        Refi        Total
                               ------------   ----------  ------------
GTFC 1994-1                            .00           .00          .00
GTFC 1994-2                      21,143.45     25,744.05    46,887.50
GTFC 1994-3                                    15,147.42    15,147.42
GTFC 1994-4                     173,025.95     29,039.11   202,065.06
                               ------------   ----------  ------------
                                194,169.40     69,930.58   264,099.98

Total Residual and Inside
Refinance Payments                                         264,099.98